Exhibit 10.5

EXHIBIT C: FORM OF SUBSCRIPTION AGREEMENT

SUBSCRIPTION AGREEMENT

FOR MICHAEL MOGUL

DJO Global, Inc.

1430 Decision Street

Vista, California 92081

Gentlemen:

1.             The undersigned hereby tenders this subscription and applies for the purchase of the number of shares (“Shares”) of common stock of DJO Global, Inc. (the “Company”) set forth on the signature page of this agreement, at a purchase price of $16.46 per Share. Together with this Subscription Agreement, the undersigned is delivering to the Company a check payable to the Company in the full amount of the purchase price for the Shares which it is subscribing for pursuant hereto or funds by wire transfer as instructed by the Company.

2.             Representations and Warranties. In order to induce the Company to accept this subscription, the undersigned hereby represents and warrants to, and covenants with, the Company as follows:

(i)            The undersigned has received and carefully reviewed DJO Finance LLC’s Annual Report on Form 10-K for the year ending December 31, 2010 (“Form 10-K”) and Quarterly Report on Form 10-Q for the fiscal quarter ending April 2, 2011 (“Form 10-Q”) and except for the Subscription Agreement, the Form 10-K and the Form 10-Q, the undersigned has not been furnished with any other materials or literature relating to the offer and sale of the Share;

(ii)           The undersigned has had a reasonable opportunity to ask questions of and receive answers from the Company concerning the Company and the offering, and all such questions, if any, have been answered to the full satisfaction of the undersigned;

(iii)          No representations or warranties have been made to the undersigned by the Company or any agent, employee or affiliate of the Company and in entering into this transaction the undersigned is not relying upon any information, other than the undersigned’s review of the Company’s Form 10-K and Form 10-Q and the results of any independent investigation by the undersigned;

(iv)          The Questionnaire and Representation Letter being delivered by the undersigned to the Company simultaneously herewith is true, complete and correct in all material respects; and the undersigned understands that the Company has determined that the exemption from the registration provisions of the Securities Act of 1933, as amended (the “Act”), relating to non-public offerings is applicable to the offer and sale of the Shares, based, in part, upon the representations, warranties and agreements made by the undersigned herein and in the Questionnaire and Representation Letter referred to above;

(v)           The undersigned understands that (a) the Shares have not been registered under the Act or qualified under the securities laws of any state, based upon exemptions from such registration and qualification requirements for non-public offerings under the Act and exemptions contained in applicable state laws; (b) the Shares are and will be “restricted securities”, as said term is defined in Rule 144 of the Rules and Regulations promulgated under the Act; (c) the Shares may not be sold or otherwise transferred unless they have been first registered under the Act and all applicable state securities laws, or unless exemptions from such registration provisions are available with respect to said resale or transfer; (d) the Company is under no obligation to register the Shares or the securities comprising the Shares under the Act or qualify the Shares under any state securities laws, or to take any action to make any exemption from any such registration or qualification provisions available; and (e) the certificates for the Shares will bear a legend to the effect that the transfer of the securities represented thereby is subject to the restrictions described herein;

(vi)          The undersigned understands that no public market for our shares currently exists and no assurance can be given that a public market for our shares will arise in the future.

(vii)         The undersigned understands that the Shares are also restricted by the provisions of a Management Stockholders Agreement and that the Shares will bear a legend to the effect that transfer of the Shares is subject to the provisions thereof.

(viii)        The undersigned understands that our common stock is controlled by an affiliate of The Blackstone Group L.P. (“Blackstone”) and that Blackstone will be able to substantially influence all matters requiring stockholder approval, including election of directors and approval of significant corporate transactions.

(ix)           The undersigned is acquiring the Shares solely for the account of the undersigned, for investment purposes only, and not with a view towards the resale or distribution thereof;

(x)            The undersigned has knowledge and experience in financial and business matters such that he or she is capable of evaluating the merits and risks of an investment in the Shares; and

(xi)           The undersigned has full power and authority to execute and deliver this Subscription Agreement and to perform the obligations of the undersigned hereunder; and this Subscription Agreement is a legally binding obligation of the undersigned in accordance with its terms.

3.             The undersigned understands that this subscription is not binding upon the Company until the Company accepts it, which acceptance is at the sole discretion of the Company and is to be evidenced by the Company’s execution of this Subscription Agreement where indicated. This Subscription Agreement shall be null and void if the Company does not accept it as aforesaid.

4.             The undersigned agrees to indemnify the Company and hold it harmless from and against any and all losses, damages, liabilities, costs and expenses which it may sustain or incur in connection with the breach by the undersigned of any representation, warranty or covenant made by it herein.

5.             The undersigned agrees to become a party to the Management Stockholders Agreement, dated as of November 3, 2006 and subsequently amended on November 20, 2007, by and among DJO Global, Inc. (f/k/a DJO Incorporated, ReAble Therapeutics Inc., and Encore Medical Corporation), certain Blackstone affiliates, and the management stockholders party thereto, which is attached as Exhibit A hereto.

6.             Neither this Subscription Agreement nor any of the rights of the undersigned hereunder may be transferred or assigned by the undersigned.

7.             This Subscription Agreement (i) may only be modified by a written instrument executed by the undersigned and the Company; (ii) sets forth the entire agreement of the undersigned and the Company with respect to the subject matter hereof; (iii) shall be governed by the laws of the State of California applicable to contracts made and to be wholly performed therein; and (iv) shall inure to the benefit of, and be binding upon the Company and the undersigned and its respective heirs, legal representatives, successors and assigns.

8.             All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or mailed by certified or registered mail, return receipt requested, postage prepaid, as follows:  if to the undersigned, to the address set forth below; and if to the Company, to DJO Global, Inc., 1430 Decision Street, Vista, California 92081, Attention: General Counsel — or to such other address as the Company or the undersigned shall have designated to the other by like notice.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this        day of May, 2011.

Number of Shares Subscribed For (at $16.46 per Share):
(Minimum purchase of [ ] shares)

Total Purchase Price (No. of Shares multiplied by $16.46 per share) =	$

Signature:

Print Name:	Michael Mogul

ACCEPTANCE OF SUBSCRIPTION

DJO GLOBAL, INC.

The foregoing subscription is hereby accepted by DJO Global, Inc. this        day of May, 2011, for [      ] Shares.

DJO GLOBAL, INC.

By:
Name:
Title:

EXHIBIT A:

Management Stockholders Agreement, dated as of November 3, 2006 and amended on November 20, 2007, by and among DJO Global, Inc. (f/k/a DJO Incorporated, ReAble Therapeutics Inc., and Encore Medical Corporation), certain Blackstone affiliates, and the management stockholders party thereto